SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2007

The original Form 8-K filed on April 16, 2007 has been amended by this Form 8-K/A to amend the Pooling and Servicing Agreement dated as of March 1, 2007 previously filed with respect to the Bear Stearns Mortgage Funding Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of registrant as specified in its charter)

Delaware	333-140247	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code, is (212) 272-2000.

Items 1 through 7 are not included because they are not applicable.

Item 8.01.	Other Events.

On June 21, 2007, Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation, as servicer and company, entered into Amendment No. 1 to the Pooling and Servicing Agreement, dated as of March 1, 2007, relating to the issuance of the Bear Stearns Mortgage Funding Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution copies of Exhibits:
to the Form S-3 Registration Statement of the Registrant are hereby filed

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.01

Amendment No. 1, dated as of June 22, 2007, amending the Pooling and Servicing Agreement, dated as of March 1, 2007, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation as servicer, sponsor and company (included in Exhibit 10.1 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on April 16, 2007, which is incorporated by reference).

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Senior Managing Director

Dated: June 22, 2007

[Second 8-K/A – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page

10.01	4	Amendment No. 1 to the Pooling and Servicing Agreement	6